SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8-K A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 16, 2004
                                                         -----------------




                            IMPERIAL PETROLEUM, INC.

             (Exact name of registrant as specified in its charter)




         NEVADA                 0-9923                         95-338601
-------------------------------------------------------------------------------
  (State or other          (Commission File No.)        (I.R.S. Employer
   jurisdiction of                                     Identification No.)
   incorporation)




329 MAIN STREET, SUITE 801, EVANSVILLE, IN                          47708
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)




      Registrant's telephone number, including area code: (812) - 867-1433
                                                           ---------------
















     ITEM 1. Changes in Control:

     None.

     ITEM 4.01   Acquisition or Disposition of Assets:

     Registrant has dismissed its previous auditors, Briscoe, Burke & Grigsby LLP as approved by the Board of Directors of the Company. There are no disagreements or disputes with the Registrant's prior auditors in regard to accounting principles, accounting procedures or similarly significant items. Registrant has retained Weaver & Tidwell LLP on November 15, 2004 to replace Briscoe, Burke & Grigsby LLP as the Registrant's certified public accountants and to complete audits of the Registrant's financial accounts and records for the fiscal year ending July 31, 2004.

     ITEM 7.   Financial Statements and Exhibits:

     None.
                                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Imperial Petroleum, Inc.



By: ___________________

Jeffrey T. Wilson
President




Dated:  November 19, 2004